UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☐

Filed by a Party other than the Registrant   ☒

Check the appropriate box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

RCM TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

IRS PARTNERS NO. 19, L.P.
THE LEONETTI/O’CONNELL FAMILY FOUNDATION
M2O, INC.
THE MICHAEL F. O’CONNELL AND MARGO L. O’CONNELL REVOCABLE TRUST
MICHAEL F. O’CONNELL
LEGION PARTNERS ASSET MANAGEMENT, LLC
CHRISTOPHER S. KIPER
BRADLEY S. VIZI
ROGER H. BALLOU

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 21, 2013

LEGION PARTNERS ASSET MANAGEMENT, LLC
IRS PARTNERS NO. 19, L.P.

__________, 2013

Dear Fellow Stockholder:

Legion Partners Asset Management, LLC, a Delaware limited liability company, IRS Partners No. 19, L.P., a Delaware limited partnership, and the other participants in this solicitation (collectively, “we”) are the beneficial owners of an aggregate of 1,647,849 shares of common stock, par value $0.05 per share, of RCM Technologies, Inc., a Nevada corporation (the “Company” or “RCM”), representing approximately 13.3% of the shares of common stock outstanding.  For the reasons set forth in the attached Proxy Statement, we do not believe certain members of the Board of Directors of the Company (the “Board”) are acting in the best interests of its stockholders.  We are therefore seeking your support at the annual meeting of stockholders scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 on Thursday, December 5, 2013, at 6:00 p.m., local time, including any adjournment or postponement thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.
To elect our slate of two director nominees in opposition to two of the Company’s nominees to serve until the Company’s next annual meeting of stockholders or until their successors have been duly elected and qualified;

2.	To ratify the Audit Committee’s selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013;

3.	To approve, on an advisory basis, the compensation paid to the Company’s named executive officers;

4.	To select, on an advisory basis, the frequency of future advisory votes on the compensation paid to the Company’s named executive officers;

5.
To approve our non-binding proposal to request that the Board adopt a policy that the Board’s Chairman be an independent director according to the definition set forth in the NASDAQ listing standards; and

6.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.  The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about __________, 2013.

If you have already voted for management’s slate on the White proxy card, you have every right to change your vote by signing, dating and returning a later dated GOLD proxy card or by voting in person at the Annual Meeting.  Please vote each and every GOLD proxy card you receive.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at their address and toll-free numbers listed below.

Thank you for your support,

Bradley S. Vizi
Legion Partners Asset Management, LLC

Michael F. O’Connell
IRS Partners No. 19, L.P.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Stockholder Group’s proxy materials, please contact Okapi Partners at the phone numbers or email listed below.

OKAPI PARTNERS LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
(212) 297-0720
Call Toll-Free at: (877) 566-1922
E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 21, 2013

2013 ANNUAL MEETING OF STOCKHOLDERS
OF
RCM TECHNOLOGIES, INC.
_________________________

PROXY STATEMENT
OF

LEGION PARTNERS ASSET MANAGEMENT, LLC
AND
IRS PARTNERS NO. 19, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

Legion Partners Asset Management, LLC, a Delaware limited liability company (“Legion Partners”), together with IRS Partners No. 19, L.P., a Delaware limited partnership (“IRS Partners”), and the other participants in this solicitation (collectively, the “Stockholder Group” or “we”) are significant stockholders of RCM Technologies, Inc., a Nevada corporation (“RCM” or the “Company”).  We believe that the Board of Directors of the Company (the “Board”) is not acting in the best interests of the Company’s stockholders.  We are therefore seeking your support at the annual meeting of stockholders scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 on Thursday, December 5, 2013, at 6:00 p.m., local time, including any adjournment or postponement thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.
To elect the Stockholder Group’s director nominees, Roger H. Ballou and Bradley S. Vizi (each a “Nominee” and collectively, the “Nominees”), in opposition to two of the Company’s director nominees, to serve until the Company’s next annual meeting of stockholders or until their respective successors have been duly elected and qualified;

2.	To ratify the Audit Committee’s selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013;

3.	To approve, on an advisory basis, the compensation paid to the Company’s named executive officers (the “Say-on-Pay Proposal”);

4.	To select, on an advisory basis, the frequency of future advisory votes on the compensation paid to the Company’s named executive officers (the “Say-on-Pay Frequency Proposal”);

5.
To approve the Stockholder Group’s non-binding proposal to request that the Board adopt a policy that the Board’s Chairman be an independent director according to the definition set forth in the NASDAQ listing standards (the “Independent Chairman Proposal”); and

6.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

For the past 18 years, until October 18, 2013, the Company maintained a classified Board, consisting of two Class A directors, two Class B directors, and two Class C directors.  However, in response to our proposal to eliminate the classification of the Board and to require that all directors stand for election annually, which we intended to bring before the Annual Meeting, the Board approved an amendment to its Bylaws, on October 18, 2013, to provide that directors will, beginning with the Annual Meeting, be elected to one-year terms.  Accordingly, two directors (who were formerly Class B directors) whose terms expire at the Annual Meeting are up for election at the Annual Meeting.  All nominees for election to the Board at the Annual Meeting and at the 2014 and 2015 annual meetings of stockholders will be elected to serve for one-year terms and until their successors have been elected and qualified.  The Company’s directors who were previously elected to three-year terms will continue to serve until the end of their terms, which expire in 2014 and 2015.

We are seeking your support at the Annual Meeting to elect our two Nominees in opposition to the Company’s two director nominees to serve a one-year term or until their respective successors have been duly elected and qualified.  If elected, such Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance stockholder value.  However, we believe the election of our Nominees is an important step in the right direction for enhancing long-term value at the Company.  The enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees.  You can only vote for the Company’s nominees by signing and returning a proxy card provided by the Company.  Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

IRS Partners, together with The Leonetti/O’Connell Family Foundation, a Delaware non-profit corporation (the “Foundation”), M2O, Inc., a California corporation (“M2O”), The Michael F. O’Connell and Margo L. O’Connell Revocable Trust (the “Trust”, together with IRS Partners, the Foundation, and M2O, the “O’Connell Entities”), Michael F. O’Connell (“Mr. O’Connell”), Christopher S. Kiper (“Mr. Kiper”), Bradley S. Vizi (“Mr. Vizi”), and Roger H. Ballou (Mr. Ballou”), are members of a group led by Legion Partners, formed in connection with this proxy solicitation.  Each of such members is deemed a participant in this proxy solicitation.

The Company has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as October 18, 2013 (the “Record Date”).  The mailing address of the principal executive offices of the Company is 2500 McClellan Avenue, Suite 350, Pennsauken, New Jersey 08109.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were 12,365,673 shares of Common Stock, par value $0.05 per share (the “Shares”), outstanding and entitled to vote at the Annual Meeting.  As of the Record Date, the Stockholder Group owned an aggregate of 1,647,849 Shares, which represents approximately 13.3% of the Shares outstanding.  We intend to vote such Shares FOR the election of the Nominees, FOR the ratification of the appointment of EisnerAmper LLP, AGAINST the Say-on-Pay Proposal, for future advisory votes on executive compensation to be held every ONE year with respect to the Say-on-Pay Frequency Proposal, and FOR the Independent Chairman Proposal, as further described herein.

THIS SOLICITATION IS BEING MADE BY THE STOCKHOLDER GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN.  SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

This Proxy Statement and GOLD proxy card are available at
_____________________________

IMPORTANT

Your vote is important, no matter the number of Shares you own.  We urge you to sign, date, and return the enclosed GOLD proxy card today to vote FOR the election of our Nominees and FOR the Independent Chairman Proposal.

•
If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to IRS Partners, c/o Okapi Partners LLC (“Okapi”) in the enclosed postage-paid envelope today.

•
If your Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions.

•
Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return a RCM proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our independent Nominees only on our GOLD proxy card, and we ask that you vote each GOLD card that you receive in the mail. Please make certain that the latest dated proxy card you return is the GOLD proxy card.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Stockholder Group’s proxy materials, please contact Okapi Partners at the phone numbers or email listed below.

OKAPI PARTNERS LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
(212) 297-0720
Call Toll-Free at: (877) 566-1922
E-mail: info@okapipartners.com

BACKGROUND TO THE SOLICITATION

The following is a chronology of the material events leading up to this proxy solicitation.

•
On February 10, 2011, Messrs. Vizi and Kiper had an introductory call with Leon Kopyt, the Company’s Chairman, President and Chief Executive Officer, to discuss RCM’s business strategy and weaknesses in its IT segment. Mr. Vizi indicated that Legion Partners was an active investor dedicated to increasing stockholder value.

•
In March 2011, Messrs. Vizi and Kiper had several calls with Kevin Miller, the Company’s Chief Financial Officer, regarding RCM’s business strategy, key business drivers, issues within its business segments, past acquisitions, capital allocation, capital spending budget, nuclear power outlook, IT sales hiring plan, and business prospects, particularly in engineering and specialty healthcare.  Mr. Miller sent business unit brochures as a follow-up to these conversations.

•
On April 12, 2011, Messrs. Vizi and Kiper met with Messrs. Miller and Kopyt at RCM’s headquarters and discussed RCM’s strategy for each business segment, the Company’s capital allocation, and the Company’s capital spending program.

•
In June 2011, Messrs. Vizi and Kiper had a follow up call with Mr. Miller on RCM’s strategy.  Mr. Miller sent to Messrs. Vizi and Kiper, copies of the report by Institutional Shareholder Services Inc. (“ISS”), a leading proxy advisory firm, related to the Company’s prior year annual meeting and a list of primary competitors to RCM’s engineering segment.

•
In August 2011, Legion Partners communicated with the Company’s management regarding the Company’s second quarter 2011 results and raised the concept of returning excess cash to stockholders.  Legion Partners sent Mr. Miller a presentation on its views with respect to improving the Company’s capital allocation.  In the presentation, Legion Partners expressed its belief that good capital allocation could drive increased investor interest in the Company’s stock and argued the benefits of companies with large cash balances returning cash to stockholders through buybacks and/or dividends.

•
In January 2012, Messrs. Vizi and Kiper had several meetings with management, including Michael Saks, the Company’s Senior Vice President and General Manager of Healthcare, Rocco Campanelli, the Company’s Senior Vice President and General Manager of Engineering, Tim Brandt, the Company’s Senior Vice President and General Manager of Information Technology, Mr. Miller and Mr. Kopyt, in which the parties discussed, among other things, the Company’s sales efforts, staffing and capital allocation.

•	In April 2012, Mr. Vizi had a call with Mr. Kopyt and formally requested Board representation on behalf of the Stockholder Group.

•
On May 22, 2012, Mr. Vizi had several calls with Mr. Kopyt regarding the Company’s nomination process for Board representation.  Messrs. Vizi and Kopyt also discussed setting up a meeting between Mr. Vizi and the entire Board.

•
On June 13, 2012, Mr. Vizi had a casual dinner meeting with all of the current Board members and Messrs. Kopyt, Miller and Campanelli.  The Company’s 2012 annual meeting of stockholders was held the following day.

•	In June and August 2012, Mr. Vizi and Mr. Kopyt exchange emails regarding an agreement to provide the Stockholder Group with representation on the Board in order to avoid a proxy contest.

•
On September 5, 2012, Mr. Kopyt sent Mr. Vizi a draft agreement in which Mr. Vizi would be appointed to the Board in exchange for the Stockholder Group agreeing not to, among other things, take any action seeking to acquire the Company, engage in a proxy solicitation in opposition to the Board’s recommendation, or seek to control or influence the Board or management, until the 2015 annual meeting of stockholders.  The Stockholder Group believed that the agreement would not result in meaningful change to the Board and would maintain the status quo while preventing the group from exercising its rights as a stockholder and holding the Board accountable in the future for the Company’s performance.

•
On September 25, 2012, Mr. Vizi sent Mr. Kopyt a letter rejecting RCM’s proposed agreement.  Mr. Vizi indicated that as the Company’s largest stockholder, the Stockholder Group would actively monitor the performance of its investment and continue to be constructive in future conversations.

•
On January 2, 2013, IRS Partners delivered a letter (the “Original Notice”) notifying the Company of its intent to nominate the Nominees for election to the Board and submit the following three business proposals for consideration at the Annual Meeting: (i) that the Board amend the Company’s Bylaws to eliminate the classification of the Board and to require that all directors stand for election annually, (ii) that the Board amend the Company’s Bylaws to provide that director nominees be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats, and (iii) the Independent Chairman Proposal.

•
On January 10, 2013, Legion Partners received a letter from Leon Kopyt acknowledging receipt of the Original Notice and suggesting that Messrs. Vizi and Kiper meet with the Company to discuss the Stockholder Group’s views on RCM and the purposes for the group’s nominations and proposals set forth in the Original Notice.

•
On January 24, 2013, Mr. Vizi and Mr. Kopyt had a meeting to discuss the Stockholder Group’s concerns about the Company’s financial performance and the purposes for the Stockholder Group’s nominations and proposals set forth in the Original Notice.  At the meeting, Mr. Kopyt offered to add Mr. Vizi to the Board at the Annual Meeting, holding the title Vice Chairman, and to offer suggestions as to an additional independent director to replace one director who is scheduled to be up for election at the 2014 annual meeting of stockholders, if the Stockholder Group signed a sufficient standstill.

•
On January 25, 2013, Mr. Vizi and Mr. Kopyt had a telephone conversation, as a follow up to the meeting held a day earlier.  Mr. Vizi reiterated that there was no possibility of a settlement that did not entail meaningful change to the Board’s composition.

•
On January 31, 2013, the Company announced that on January 30, 2013, the Board adopted a stockholder rights plan (the “Rights Plan”), declaring a dividend distribution of one right for each outstanding share of common stock upon a person or group acquiring 15% or more of the outstanding common stock of the Company, whereby each right would entitle the holder thereof to purchase from the Company a unit consisting of one-hundredth of a share of Series A-2 Junior Participating Preferred Shares, par value $1.00 per share, of the Company, or a combination of securities and assets of equivalent value, at a purchase price of $15.00 per unit.  As of January 31, 2013, the Stockholder Group owned in the aggregate approximately 12.4% of the Company.

•
Also on January 31, 2013, Mr. Vizi received a letter from Mr. Kopyt purporting to summarize the matters discussed at their meeting on January 24, 2013 and telephone conversation on January 25, 2013.  In the letter, Mr. Kopyt alleged that the Stockholder Group was interested in exploring an acquisition of RCM and had the goal of seeking to control RCM.

•
On February 4, 2013, Mr. Vizi responded on behalf of the Stockholder Group to Mr. Kopyt’s letter dated January 31, 2013 and the recent corporate governance actions taken by the Board.  In the letter, Mr. Vizi corrected Mr. Kopyt’s misimpressions surrounding the intent of the Stockholder Group’s nomination of the Nominees.  Mr. Vizi clarified that the Stockholder Group was not proposing to acquire or obtain control of the Company.  Instead, Mr. Vizi stated that the Stockholder Group believes that meaningful change is warranted at the Board level to address the Company’s poor financial performance, ill-advised acquisition strategy which has resulted in approximately $150 million in write-offs associated with goodwill and other intangibles, and questionable corporate governance practices, including having a classified Board and the adoption of a Rights Plan without stockholder approval, among other things.  Mr. Vizi also questioned the independence of the Board’s independent directors in light of their approval of executive severance agreements with the Company’s Executive Vice President and Chief Financial Officer, notwithstanding the Company’s poor financial performance.  Mr. Vizi then clarified that the enhancement of stockholder value is the Stockholder Group’s primary concern and that the Stockholder Group believes greater stockholder representation on the Board is necessary to ensure the proper coalescence of interests between the Board and stockholders.

•
On February 8, 2013, Mr. Vizi received a letter from Mr. Kopyt claiming again that the Stockholder Group’s motive was to acquire control over RCM.  Mr. Kopyt also indicated that the Board’s previous offer was to add one Nominee and one additional independent member at the Annual Meeting.

•
On February 11, 2013, Mr. Vizi responded on behalf of the Stockholder Group to Mr. Kopyt’s letter dated February 8, 2013.  Mr. Vizi again clarified that the Stockholder Group is not proposing to acquire or obtain control of the Company.  Mr. Vizi further clarified that expanding the Board by one Director, signing a standstill, and perpetuating the status quo would not result in meaningful change.

•
On May 15, 2013, the Stockholder Group issued a press release calling upon management to schedule the Annual Meeting and requesting a detailed reason for the delay in scheduling the Annual Meeting. In the press release, Mr. Vizi argued that given the number of challenges facing the Company, it was not the time to perpetuate the status quo or disenfranchise stockholders.  Mr. Vizi was quoted as saying, “We believe the Company’s recent corporate actions to lower the company’s poison pill threshold without stockholder approval and now delay the annual meeting is further evidence of an entrenched board that warrants change.”

•
On May 28, 2013, the Board announced that it had approved an amendment to its previously adopted Rights Plan to add a qualified offer/stockholder redemption provision.  The Board also announced that it intended to submit the Rights Plan for ratification at the Annual Meeting.

•	On June 12, 2013, the Company announced the appointment of Robert B. Kerr to serve as lead independent director, a director who has served on the Board for nineteen (19) years.

•
From July until September 2013, the Stockholder Group and RCM discussed a possible settlement of the director election contest.  A settlement could not be reached which, in the opinion of the Stockholder Group, would adequately address the significant concerns and issues it had raised and result in meaningful improvement in the Board’s alignment of interests with the Company’s stockholders.

•
On October 1, 2013, the Company announced that it had scheduled a date for the Annual Meeting.  Since the date of the Annual Meeting was scheduled more than 30 days after the anniversary of the Company’s 2012 annual meeting of stockholders (in fact almost six (6) months after the anniversary of the Company’s 2012 annual meeting of stockholders), the Company required stockholders to resubmit written notice of its intention to bring business or nominate director candidates for election at the Annual Meeting by October 15, 2013.

•
On October 3, 2013, IRS Partners resubmitted notice of its intention to nominate the Nominees for election to the Board and present the same three business proposals set forth in its Original Notice for consideration at the Annual Meeting.

•
On October 18, 2013, the Company filed preliminary proxy materials relating to the Annual Meeting.  In the Company’s proxy materials, the Board announced that on October 18, 2013, it had determined to adopt the Stockholder Group’s proposals to amend the Company’s Bylaws to (i) eliminate the classification of the Board and to require that all directors stand for election annually and (ii) provide that director nominees be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections.  The Board also announced that it was against the adoption of the Independent Chairman Proposal.  Further, the Board did not include in its proxy materials a proposal asking stockholders to ratify the Rights Plan, despite its prior announcement that it intended to allow stockholders to vote upon the Rights Plan at the Annual Meeting.

  REASONS FOR OUR SOLICITATION

Legion Partners, together with IRS Partners and the other participants named herein, have formed a group for the purpose of maximizing the long-term value of RCM for the benefit of all stockholders.  Collectively, the Stockholder Group owns approximately 13.3% of the outstanding shares of RCM, making us the largest stockholder of the Company. We are soliciting your support to elect our two Nominees at the Annual Meeting because we believe the Board has not acted in your best interests.  As discussed in more detail below, we have serious concerns with the Company’s poor stock performance, poor operating performance, pursuit of an ill-advised acquisition strategy, poor corporate governance practices, and questionable compensation practices.  We do not believe these concerns will be remedied unless the Board is reconstituted with new, independent directors.  Our Nominees are committed to exercising their independent judgment in all matters before the Board and, if elected, they will attempt to work constructively with the other members of the Board to address these concerns and to ensure that the interests of all stockholders are protected.

We are concerned with RCM’s poor stock performance.

Over the past five years, RCM’s shares have declined by almost 50%, from a high of $9.99 in fiscal 2007, to a closing price of $5.15 on December 31, 2012, the last trading day before we announced our nomination of the Nominees for election to the Board at the Annual Meeting, resulting in the destruction of more than $60 million in stockholder value.   We believe the stock price would have declined even further if it were not for the combination of the Company’s share buyback program and stock purchases by the Stockholder Group, which accounted for a material portion of the Company’s trading volume over the past nine fiscal quarters.

Since December 31, 2012, RCM’s stock has remained depressed, recently closing on October 14, 2013 at $6.07.

We are concerned with the Company’s poor operating performance and the significant write-offs resulting from the pursuit of an ill-advised acquisition strategy.

The current Board and management have overseen an approximate 27% decline in revenues since 2007 and an approximate 40% decline in net income over the same period.  In addition, EBITDA has declined from $11.6 million to $7.3 million or 37% during the same period.

Notwithstanding a market capitalization of roughly $73 million, the Board and management have recognized, since 2000, approximately $150 million in write-offs associated with goodwill and other intangibles as a result of ill-advised acquisitions while experiencing a decline in EBITDA from approximately $23.6 million to $7.3 million, or nearly 70%.

We are concerned with the Company’s poor corporate governance policies.

While the Board may have taken some steps in the right direction to improve its corporate governance practices (by adopting our proposals to declassify the Board and provide that directors be elected by a majority vote standard), we believe that RCM still maintains poor corporate governance practices that severely inhibit the accountability of management and directors to stockholders.   The following are examples of what we believe to be the substandard corporate governance practices of RCM:

➢
The roles of the Chairman and Chief Executive Officer are not separated and the Company has not appointed an independent Chairman of the Board.  We view an independent Chairman as better able to oversee the executives of the Company and set a pro-stockholder agenda without management, and consequently, without conflicts that an executive insider or affiliated director might face. In our view this would, in turn, lead to a more proactive and effective Board.  Accordingly we intend to present at the Annual Meeting the Independent Chairman Proposal, as further described herein.  On June 12, 2013, the Board announced the appointment of a lead independent director, which we believe was in response to our intention to present at the Annual Meeting the Independent Board Proposal.  We do not believe the appointment of a lead independent director goes far enough to ensure that management will be held accountable to stockholders.  Even with a robust set of duties, the Chairman will continue to lead the Board and continue to set the agenda for Board meetings, regardless of the lead independent director’s right to approve such agenda.   The independent lead director chosen by the Board has also served on the Board for 19 years, making us question whether he can function in a truly independent and objective manner.

➢
Special meetings of stockholders may only be called by stockholders holding at least 80% entitled to vote at such meeting.  This requirement severely limits stockholders’ ability to call a special meeting.

➢	In order for stockholders to act by written consent, all stockholders entitled to vote at a meeting must consent. This requirement severely limits stockholders’ ability to act by written consent.

➢
The Board delayed scheduling the Annual Meeting by six months, which we believe was in response to our nomination of the Nominees and our intention to submit three business proposals.  We believe the Board’s decision to delay the Annual Meeting is evidence of an entrenched Board willing to frustrate stockholders’ right to a democratic process.

➢
The Board has adopted a stockholder rights plan with a low beneficial ownership trigger of 15% and without stockholder approval.  Further, the Board has reneged on its prior announcement that it would submit the Rights Plan for ratification by stockholders at the Annual Meeting.

On January 30, 2013, the Company adopted within just weeks of receiving our Original Notice and without stockholder approval, the Rights Plan, with a 15% beneficial ownership trigger, just above the Stockholder Group’s then current ownership in the Company of 12.4%.  Only after receipt of our letter dated February 4, 2013 and our press release dated May 15, 2013, in which we criticized the Board for adopting the Rights Plan without stockholder approval and for its low ownership trigger, did the Board react and announce that it would submit the Rights Plan for ratification at the Annual Meeting.  Notwithstanding its prior announcement, the Company has now determined to disenfranchise stockholders by not allowing stockholders to vote on approving the Rights Plan at the Annual Meeting.

We believe the Rights Plan, with a 15% beneficial ownership trigger, well below the level considered appropriate by ISS, will have a negative effect on the Company’s stock price.  Limiting the number of shares that stockholders can purchase limits demand, which therefore can negatively impact market price.  In addition, we believe this restriction removes optionality for investors.  We believe options have value and by removing options, stockholder value is reduced.  Glass Lewis, another leading proxy advisory firm, also believes, “that poison pill plans generally are not in the best interests of stockholders” and “can reduce management accountability by substantially limiting opportunities for corporate takeovers.”

We further believe that the Board’s adoption of the Rights Plan without stockholder approval and willingness to delay the Annual Meeting by six months sets a disturbing precedent for actions the Board will take to insulate itself from change that may be in the best interests of its stockholders.  In our view, the need for accountability for this Board has never been more apparent.

           We believe that the Board’s recent actions to improve their corporate governance practices is evidence of a reactive (verses proactive) Board that will only make changes when it is clear that it can no longer maintain the status quo.

When it became apparent that the Board would be delaying the Annual Meeting beyond June (the month it has historically held its annual meetings of stockholders), we issued a press release, on May 15, 2013, calling upon management to schedule the Annual Meeting and criticizing the Board for adopting the Rights Plan without seeking stockholder approval.

In response, on May 28, 2013, the Board announced that it intended to submit the Rights Plan for ratification at the Annual Meeting.  Notwithstanding its prior announcement, the Company has now determined not to seek stockholder approval of the Rights Plan at the Annual Meeting.

In further response, on June 12, 2013, the Company announced the appointment of Robert B. Kerr to serve as lead independent director, which we believe was made in response to our prior submission of the Independent Chairman Proposal in January 2013.  As further described in our Independent Chairman Proposal, we do not believe the Board’s response goes far enough to ensure that management will be held accountable to stockholders.  We further believe that the selection of Mr. Kerr, a veteran of the Board for over 19 years, is a questionable choice given his long tenure on the Board.

With the deadline to hold an annual meeting within 18 months of the prior year’s annual meeting of stockholders fast approaching, as required under Nevada law, the Board finally announced, on October 1, 2013, that it had scheduled a date for the Annual Meeting and that stockholders would need to resubmit written notice to nominate directors for election and bring business before the meeting.   Accordingly, on October 3, 2013, we resubmitted our notice to nominate the Nominees and bring forward the same three business proposals we submitted back in January 2013 (to declassify the Board, to adopt a majority vote standard for election of directors, and the Independent Chairman Proposal).

In response, on October 18, 2013, the Board announced in its proxy materials that it had decided to accept our proposals to amend the Company’s Bylaws to declassify the Board and require that directors be elected by the affirmative vote of the majority of votes cast by stockholders.

We believe the actions of this Board over the past several months evidences a board that is reactive rather than proactive and has only taken action to improve its corporate governance when faced with the pressure of a large stockholder advocating for change.

We believe this Board has lost its independence from management, resulting in a pattern of questionable compensation practices.

As further discussed in the Say-on-Pay Proposal, we have serious concerns with the Company’s compensation practices.  In particular, the employment-related agreements with Leon Kopyt, the Company’s Chairman, President and Chief Executive Officer, include a termination benefits agreement that provides for, among other things, a lump sum payment of up to five (5) years of annual base salary and bonus, plus the amount of any excise tax associated with the benefits provided, if Mr. Kopyt is terminated (without cause) or resigns for good reason following a change in control (each as defined therein).  According to the Company’s proxy statement for the Annual Meeting, for the year ended December 29, 2012, if Mr. Kopyt was terminated as of December 29, 2012, Mr. Kopyt would have been entitled to cash payments of approximately $6.1 million or almost twice as much as the Company’s net income for the year ended December 29, 2012.  The definition of “change in control” under Mr. Kopyt’s termination benefits agreement includes the appointment of just one of our Nominees to the Board in connection with a proxy contest.

We do not believe Mr. Kopyt’s pay package is reasonable or warranted given the Company’s poor financial performance, and is further evidence of the need to elect our well qualified and independent director nominees and to separate the roles of Chief Executive Officer and Chairman.

We are concerned the interests of the Board may not be aligned with the best interests of all stockholders.

Based upon our review of the Company’s public filings, we believe as a group the Board’s independent directors own just over 1.0% of the outstanding shares of the Company, the bulk of which were acquired through the exercise of stock options.  Accordingly, there is no significant independent stockholder representation on the Board.  We believe the stockholders, as the true owners of the Company, need to have a strong voice at the Board level.  Such a voice promotes greater accountability and creates an environment that forces other directors to consider new and innovative ways to positively impact stockholder value.  If the Nominees are elected, members of your Board would have significant “skin in the game,” which would promote significantly greater accountability to all stockholders.

Our Nominees have the experience, qualifications and objectivity necessary to fully explore available opportunities to unlock value for stockholders.

As RCM’s largest stockholder, we have heightened concerns that the Board lacks the objectivity necessary to act in the best interest of stockholders.  We have identified two highly qualified, independent directors with who we believe will bring a fresh perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to unlock value at the Company.  Further, we believe RCM’s continued underperformance and the Board’s poor corporate governance practices warrant the addition of a direct stockholder representative on the Board to ensure that all decisions are made with the best interests of all stockholders as the primary objective.

If elected, our Nominees are committed to working constructively with the other members of the Board and using their experience to help effect more prudent and thoughtful decision making, thus helping management to reverse the recent significant underperformance and execute a successful strategic plan for RCM for the benefit of all stockholders.  However, since the Nominees would comprise less than a majority of the Board, if elected, there can be no assurance that any actions or changes proposed by the Nominees will be adopted or supported by the Board, or that any actions or changes proposed by the Nominees will enhance stockholder value if adopted by the Board.  It is our hope, however, that if stockholders vote to elect our Nominees and “FOR” the Independent Chairman Proposal at the Annual Meeting, then the Board will give serious consideration to ideas, plans or proposals for enhancing stockholder value that the Nominees may recommend to the full Board, including our Independent Chairman Proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Until October 18, 2013, the Company maintained a classified Board, consisting of two Class A directors, two Class B directors, and two Class C directors (one of which was appointed mid-2013 and has never stood for election and a vote of stockholders).  However, in response to our proposal to eliminate the classification of the Board and to require that all directors stand for election annually, the Board approved an amendment to its Bylaws on October 18, 2013 to provide that directors will be elected to one-year terms, beginning with the Annual Meeting.  Accordingly, two directors (who were formerly Class B directors) whose terms expire at the Annual Meeting are up for election at the Annual Meeting.  All nominees for election to the Board at the Annual Meeting and at the 2014 and 2015 annual meetings of stockholders will be elected to serve for one-year terms and until their successors have been elected and qualified.  The Company’s directors who were previously elected to three-year terms will continue to serve until the end of their terms, which expire in 2014 and 2015.

We are seeking your support at the Annual Meeting to elect our two Nominees in opposition to the Company’s two director nominees to serve a one-year term or until their respective successors have been duly elected and qualified.  If elected, such Nominees will represent a minority of the members of the Board, and therefore it is not guaranteed that they can implement the actions that they believe are necessary to enhance stockholder value.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees.  This information has been furnished to us by the Nominees.  Each of the Nominees is a citizen of the United States of America.  The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.

 Roger H. Ballou (Age 62) currently serves as a director of Fox Chase Bancorp, Inc. (NASDAQ:FXCB), a holding company for Fox Chase Bank, a federal savings bank, since December 2005, and Alliance Data Systems Corporation (NYSE:ADS), a provider of transaction-based, data-driven marketing and loyalty solutions serving large, consumer-based industries, since February 2001.  Mr. Ballou previously served as the Chief Executive Officer and a director of CDI Corporation (NYSE:CDI), a company that offers engineering, information technology and professional staffing solutions, from October 2001 until January 2011. He was a self-employed consultant from October 2000 to October 2001. Before that time, Mr. Ballou had served as Chairman and Chief Executive Officer of Global Vacation Group, Inc. from April 1998 to September 2000. Prior to that, he was a senior advisor for Thayer Capital Partners from September 1997 to April 1998. From April 1995 to August 1997, Mr. Ballou served as Vice-Chairman and Chief Marketing Officer, then as President and Chief Operating Officer, of Alamo Rent A Car, Inc.  Before joining Alamo, for more than 16 years, he held several positions with American Express, culminating in his appointment as President of the Travel Services Group.  Mr. Ballou received a B.S. in Economics from the Wharton School at the University of Pennsylvania and an M.B.A. from the Dartmouth College’s Amos Tuck School.  We believe Mr. Ballou’s extensive public board and management experience make him an ideal candidate for election to the Board.  The principal business address of Mr. Ballou is 301 Via Linda, Palm Beach, Florida 33480.

Bradley S. Vizi (Age 29) is a founder and has served as a Managing Director of Legion Partners Asset Management, LLC since April 2011.  Mr. Vizi founded Legion Partners Management in March 2010.  From June 2007 to May 2010, Mr. Vizi was an Associate at Shamrock Capital Advisors, Inc. (“Shamrock”) and worked with the Shamrock Activist Value Fund, a concentrated, long-only, activist fund with $800 million of assets under management.  Prior to Shamrock, from July 2006 to May 2007, Mr. Vizi was an Associate with the private equity group at Kayne Anderson Capital Advisors L.P., a $15 billion investment firm focused on alternatives.  Mr. Vizi received a B.S. in Economics from the Wharton School at the University of Pennsylvania and holds the Chartered Financial Analyst designation.  We believe Mr. Vizi’s significant financial and investment experience would make him an asset to the Board.   The principal business address of Mr. Vizi is 1247 Stoner Avenue, #207, Los Angeles, California 90025.

As of the date hereof, Mr. Vizi directly owns 1,000 Shares and has shared dispositive power over the 1,619,851 shares of Common Stock owned directly by IRS Partners and the Foundation. Mr. Ballou directly owns 5,000 Shares.  For information regarding purchases and sales during the past two years by the Nominees, see Schedule I.

On January 2, 2013, the members of the Stockholder Group entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, (a) they each agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of the Company to the extent required by applicable law, (b) they each agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by IRS Partners to the Board, and for the business proposals submitted by IRS Partners at the Annual Meeting (the “Solicitation”), and (c) IRS Partners agreed to bear all expenses incurred in connection with the Stockholder Group’s activities, including approved expenses incurred by any of the parties in connection with the Solicitation, subject to certain limitations.  In the event any of the Nominees are elected to the Board, IRS Partners may seek reimbursement from the Company of all expenses it incurs in connection with the Solicitation.  If such reimbursement is approved by the Board, IRS Partners does not intend to submit the question of such reimbursement to a vote of stockholders of the Company.

The O’Connell Entities have entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Legion Partners, effective October 5, 2012, pursuant to which Mr. Kiper and Mr. Vizi on behalf of Legion Partners, exclusively manage all investment decisions concerning the Shares held by the O’Connell Entities and have certain discretion to purchase Shares, but do not have a right to sell Shares without the consent of the O’Connell Entities.  Legion Partners is entitled to receive a performance-based fee with respect to such investment of 20% of the gain on net investment profits above 10%. Legion Partners is also entitled to a management fee equal to 2% per annum on the daily average of the current market value of the Shares purchased under the Investment Advisory Agreement. Mr. Kiper’s and Mr. Vizi’s compensation is related to such fees. Legion Partners, Mr. Kiper and Mr. Vizi are also restricted from beneficially owning any Shares beyond the 23,000 Shares they held on the date of the Investment Advisory Agreement. As a result of the Investment Advisory Agreement, Legion Partners, Mr. Kiper and Mr. Vizi have shared dispositive power with respect to the Shares held by the O’Connell Entities.

Other than as stated herein, there are no arrangements or understandings between IRS Partners and the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees are a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any pending legal proceedings.

Each Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002.  Each Nominee, if appointed as a member of the Company’s compensation, nominating or audit committee would be deemed independent under any such committee’s applicable independence standards.

We reserve the right to nominate additional persons, to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size, reconstitutes or reconfigures the classes on which the current directors serve, or increases the number of directors whose terms expire at the Annual Meeting.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Stockholder Group that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve constitutes an unlawful manipulation of the Company’s corporate machinery.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

 PROPOSAL NO. 2

COMPANY’S PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has selected EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013 and is proposing that stockholders ratify such selection.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE  RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 28, 2013 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

COMPANY’S SAY-ON-PAY-PROPOSAL

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to cast a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers as described in the Company’s proxy statement for the Annual Meeting.  The Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in the Company's Proxy Statement for the 2013 Annual Meeting of Stockholders.”

According to the Company’s proxy statement, your vote on this proposal is advisory and non-binding.

We recommend voting AGAINST this proposal.   As discussed above, we do not believe the compensation packages of the Company’s named executive officers are reasonable or warranted given the Company’s poor financial performance.  Despite the Company’s poor operating performance, on December 27, 2012, the Company adopted executive severance agreements for Rocco Campanelli, the Company’s Executive Vice President, and Kevin Miller, the Company’s Chief Financial Officer.  These agreements provide for, among other things, severance upon termination related to a change in control and a change in control payment, in each case equal to two (2) times each executive’s respective annual base salary and bonus.   These agreements are in addition to the Company’s termination benefits agreement with Leon Kopyt, the Chairman, President and Chief Executive Officer of the Company, which provides for, among other things, a severance package affording up to five years of annual base salary and bonus (including tax gross up and other benefits) if he is terminated (without cause) or if he resigns for good reason following a change in control.

The definition of “change in control” under Mr. Kopyt’s termination benefits agreement (as well as Mr. Kopyt’s severance agreement discussed below) includes the appointment of just one nominee to the Board in connection with a proxy contest.  Accordingly, if stockholders choose to exercise their right of democratic process which results in the election of just one stockholder-nominated director to the Board, and Mr. Kopyt is thereafter terminated (without cause) or leaves the Company for “good reason,” he is entitled to receive a windfall payout of more than $6 million.  Even more concerning is the fact that in addition to this sizeable payout, Mr. Kopyt could become entitled to additional payments under a separate severance agreement with the Company to the extent such payments are in excess of the severance package he may be entitled to receive under his termination benefits agreement.  Furthermore, “good reason,” as defined in Mr. Kopyt’s severance agreement, includes the right of Mr. Kopyt to resign at his discretion during the one-month period commencing twelve (12) months following a “change in control.”  As a result, if we are successful in electing just one of our Nominees to the Board, Mr. Kopyt would have the ability to wait one year, abandon his position as President and Chief Executive Officer for any or no reason whatsoever, and collect a significant windfall under his severance agreement.

We are therefore troubled that the Board would approve executive severance arrangements for Messrs. Campanelli and Miller, when the projected cash payment calculated as of December 29, 2012 under Mr. Kopyt’s termination benefits agreement alone is almost twice as much as the Company’s net income for the year ended December 29, 2012.

FOR THE REASONS SET FORTH ABOVE, WE RECOMMEND VOTING AGAINST THE COMPANY’S SAY-ON-PAY PROPOSAL.

PROPOSAL NO. 4

COMPANY’S SAY-ON-PAY FREQUENCY PROPOSAL

As discussed in further detail in the Company’s proxy statement, the Company is providing stockholders with an opportunity to select, on an advisory basis, the frequency of future advisory votes on the compensation paid to its named executive officers.  Stockholders may vote to recommend that future advisory Say-on-Pay votes be held every year, every two years or every three years, or abstain from voting on this matter entirely.  Accordingly, the Company is asking stockholders to indicate whether they would prefer an advisory vote every year, every two years or every three years by voting on the resolution below:

“RESOLVED, that the alternative of soliciting advisory stockholder approval of the compensation of our named executive officers once every one, two or three calendar years that receives the greatest number of votes at the Meeting, cast by persons either voting in person or by proxy, shall be considered the frequency preferred by the stockholders.”

            The advisory vote on the frequency of future advisory votes on executive compensation will not be binding on the Board.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE SAY-ON-PAY FREQUENCY PROPOSAL AND INTEND TO VOTE OUR SHARES FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION TO BE HELD EVERY “ONE” YEAR.

PROPOSAL NO. 5

INDEPENDENT CHAIRMAN PROPOSAL

It is the responsibility of the Board to protect stockholders’ long-term interests by providing independent oversight of management, including the Chief Executive Officer, in directing the corporation’s business and affairs. Currently, the Board’s Chairman, Leon Kopyt, is also the Company’s Chief Executive Officer. We believe that the practice of combining the two positions may not adequately protect stockholders. We believe that an independent Chairman who sets agendas, priorities and procedures for the board can enhance board oversight of management and help ensure the objective functioning of an effective board. We also believe that having an independent Chairman (in practice as well as appearance) can improve accountability to stockholders, and we view the alternative of having a lead independent director, even one with a robust set of duties, as not adequate to fulfill these functions.

On June 12, 2013, the Board announced the appointment of a lead independent director, which we believe was in response to our intention to present at the Annual Meeting this proposal.  We do not believe the appointment of a lead independent director goes far enough to ensure that management will be held accountable to stockholders. The lead independent director will not be tasked with all the responsibilities necessary to counterbalance a combined Chief Executive Officer/Chairman, because he merely presides at meetings in which the Chairman is not present, he will not set the agenda for the Board (he only approves the agenda), and he will not have direct communication with major stockholders unless the entire Board determines it to be appropriate.  We also note that Mr. Kerr, the lead independent director chosen by the Board, has served on the Board for over 19 years.  We question how independent this director can be, given his long term history with the Company.

We intend to present a non-binding proposal at the Annual Meeting to request that the Board adopt a policy that the Board’s Chairman be an independent director according to the definition set forth in the NASDAQ listing standards.  Accordingly, we propose the following resolution:

“RESOLVED, that the stockholders of RCM Technologies, Inc. request that the Board of Directors (the “Board”) of the Company adopt a policy that the Board’s Chairman be an independent director according to the definition set forth in the NASDAQ listing standards.”

This proposal is non-binding on the Company.  If elected, our Nominees would advocate that the Board follow the recommendations of Proposal 5, if approved by the stockholders. However, there can be no assurance that the recommendations in Proposal 5 will be acted upon, since our Nominees will constitute a minority of the Board.

Adoption of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy. Abstentions will be counted as present for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

WE RECOMMEND YOU VOTE “FOR” THE INDEPENDENT CHAIRMAN PROPOSAL

VOTING AND PROXY PROCEDURES

Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Each Share is entitled to one vote.  Stockholders who sold Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Shares.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the ratification of the appointment of EisnerAmper LLP, AGAINST with respect to the Say-on-Pay Proposal, for future advisory votes on executive compensation to be held every ONE year with respect to the Say-on-Pay Frequency Proposal, FOR the Independent Chairman Proposal, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate two candidates for election at the Annual Meeting.  This Proxy Statement is soliciting proxies to elect only our Nominees.  Accordingly, the enclosed GOLD proxy card may only be voted for our Nominees and does not confer voting power with respect to the Company’s nominees.  You can only vote for the Company’s nominees by signing and returning a proxy card provided by the Company.  Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.  There is no assurance that the Company’s remaining directors will continue to serve as directors with either of our Nominees if our Nominees are elected.  The participants in this solicitation intend to vote all of their Shares in favor of the Nominees.

QUORUM; DISCRETIONARY VOTING

A majority of the outstanding Shares present in person or by proxy at the Annual Meeting is required to transact business, and constitutes a quorum for voting on items at the Annual Meeting.  If you vote, your Shares will be part of the quorum.  Abstentions and broker non-votes will be counted as being present at the Annual Meeting in determining the quorum, but neither will be counted as a vote in favor of a matter.  A “broker non-vote” is a proxy submitted by a bank, broker or other custodian that does not indicate a vote for some of the proposals because the broker does not have or does not exercise discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.  Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as the election of directors, the Say-on-Pay Proposal, the Say-on-Pay Frequency Proposal, or the Independent Chairman Proposal. If you hold your Shares in street name and do not provide voting instructions to your bank, broker, or other custodian, your Shares will not be voted on any proposal on which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”), such as may be the case with a non-routine matter for which you do not provide voting instructions.

 VOTES REQUIRED FOR APPROVAL

Vote required for the election of directors.  According to the Company’s proxy statement and Bylaws, directors will be elected by a plurality of votes cast.  “Plurality” means that the individuals who receive the greatest number of votes cast “FOR” are elected as directors.  Accordingly, the two nominees for director receiving the highest vote totals will be elected as directors of the Company.  Under the plurality standard, the only votes that count when director votes are being tabulated are “FOR” votes.  Votes that are not returned, “WITHHOLD” votes, and broker non-votes will have no effect on the outcome of the election.

Vote required for the ratification of the appointment of EisnerAmper LLP and the Say-on-Pay Proposal.  According to the Company’s proxy statement, if a quorum is present, the affirmative vote of a majority of the votes cast will be required to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal 2013 and approve the Say-on-Pay Proposal.  A stockholder who abstains with respect to these proposals will have the effect of casting a negative vote.  According to the Company’s proxy statement, the Say-on-Pay Proposal is advisory in nature and not binding on RCM; however, the Company will consider the results of the voting on this proposal in formulating future executive compensation policy.

Vote required for the Say-on-Pay Frequency Proposal.  According to the Company’s proxy statement, the Company will consider the stockholders to have selected the frequency for future votes on executive compensation that receives the greatest number of votes of the frequency alternatives presented (every 1 year, every 2 years or every 3 years).  However, because this vote is advisory and not binding on RCM or the Board in any way, the Board may decide to hold future advisory votes to approve executive compensation more or less frequently than the alternative approved by stockholders.  A stockholder who abstains with respect to this proposal will have no effect on the outcome of the proposal.

Vote required for the Independent Chairman Proposal.  According to the Bylaws, if a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting will be required to approve the Independent Chairman Proposal. A stockholder who abstains with respect to this proposal will have the effect of casting a negative vote on this proposal.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to IRS Partners in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 2500 McClellan Avenue, Suite 350, Pennsauken, NJ 08109-4613 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to IRS Partners in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD AND FOR THE INDEPENDENT CHAIRMAN PROPOSAL, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Stockholder Group.  Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements.

IRS Partners has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this Solicitation, for which Okapi Partners will receive a fee not to exceed $_________, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  IRS Partners has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record.  IRS Partners will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Okapi Partners will employ approximately ____ persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by IRS Partners.  Costs of this Solicitation are currently estimated to be approximately $___________.  IRS Partners estimates that through the date hereof its expenses in connection with this Solicitation are approximately $___________.  IRS Partners intends to seek reimbursement from the Company of all expenses it incurs in connection with this Solicitation.  If such reimbursement is approved by the Board, IRS Partners does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

Each of the O’Connell Entities, Mr. O’Connell, Legion Partners, Christopher S. Kiper, Bradley S. Vizi and Roger H. Ballou are participants in this Solicitation.  The principal business of IRS Partners is making, holding and disposing of various investments. The principal business of the Foundation is promoting charitable purposes. The principal business of M2O is to serve as general partner of IRS Partners and other affiliated partnerships. The principal business of the Trust is to hold various investments. Mr. O’Connell’s principal employment is as the Chief Executive Officer and a Director of M2O, a Trustee of the Trust and the Secretary, Chief Financial Officer and a Director of the Foundation. The principal business of Legion Partners is managing investments in securities. The principal occupation of Mr. Kiper is serving as a Managing Director of Legion Partners.

The principal business address of the O’Connell Entities and Mr. O’Connell is 515 South Figueroa Street, Suite 1050, Los Angeles, California 90071. The principal business address of Legion Partners and Mr. Kiper is 1247 Stoner Avenue, #207, Los Angeles, California 90025.

As of the date hereof, IRS Partners owns directly 1,353,775 Shares. The Foundation directly owns 266,074 Shares.  Mr. Kiper directly owns 22,000 Shares.  By virtue of their relationships discussed above, each of IRS Partners, M2O, the Trust and Mr. O'Connell has shared voting and dispositive power over the Shares owned by IRS Partners. The Foundation and Mr. O’Connell have shared voting and dispositive power over the Shares owned by the Foundation.  As discussed above, the O’Connell Entities have each entered into the Investment Advisory Agreement with Legion Partners pursuant to which Mr. Kiper and Mr. Vizi on behalf of Legion Partners exclusively manage all investment decisions concerning the Shares held by the O’Connell Entities. As a result, Legion Partners, Mr. Kiper and Mr. Vizi have shared dispositive power with respect to the Shares held by the O’Connell Entities.

For information regarding purchases and sales of securities of the Company during the past two years by the participants in this Solicitation, see Schedule I.

Messrs. Kiper and Vizi effect purchases of securities through margin accounts maintained with prime brokers, which may extend margin credit to them as and when required to open or carry positions in the margin accounts, subject to applicable federal margin regulations, stock exchange rules and the prime brokers’ credit policies.  In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the accounts.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this Solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this Solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this Solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this Solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this Solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this Solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this Solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this Solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this Solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this Solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this Solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no participant in this Solicitation holds any positions or offices with the Company; (xiii) no participant in this Solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no corporations or organizations, with which any participant in this Solicitation has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company.

There are no material proceedings to which any participant in this Solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

The Stockholder Group is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which the Stockholder Group is not aware of a reasonable time before this Solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, if a stockholder intends to present any proposal for inclusion in the Company’s proxy statement in accordance with Rule 14a-8 promulgated under the Exchange Act, as amended, for consideration at the Company’s annual meeting of stockholders to be held in 2014, stockholder proposals must be received at the Company’s principal executive offices no later than ________________. Any such proposal must also comply with applicable state law and the requirements of the rules and regulations promulgated by the SEC relating to stockholder proposals. Such proposals must be delivered to the Company’s Corporate Secretary at the Company’s principal executive office. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in its proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

According to the Company’s proxy statement, the Company must receive other proposals of stockholders intended to be presented at the 2014 annual meeting of stockholders but not included in the Company’s proxy statement at the Company’s principal executive offices on or before _________________. Such notice must be delivered to the Company’s Corporate Secretary at its principal executive offices and must comply with the requirements set forth in the Bylaws. Notice of any business to be brought before the 2014 annual meeting of stockholders not received in accordance with the above standards may not be presented at the 2014 annual meeting of stockholders.

According to the Company’s proxy statement, stockholder nominations for director nominees must be submitted in writing no later than __________________.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the Company’s 2014 annual meeting of stockholders is based on information contained in the Company’s proxy statement.  The incorporation of this information in this proxy statement should not be construed as an admission by the Stockholder Group that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  ALTHOUGH WE DO NOT HAVE ANY KNOWLEDGE INDICATING THAT ANY STATEMENT MADE BY IT HEREIN IS UNTRUE, WE DO NOT TAKE ANY RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF STATEMENTS TAKEN FROM PUBLIC DOCUMENTS AND RECORDS THAT WERE NOT PREPARED BY OR ON OUR BEHALF, OR FOR ANY FAILURE BY THE COMPANY TO DISCLOSE EVENTS THAT MAY AFFECT THE SIGNIFICANCE OR ACCURACY OF SUCH INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

_____________, 2013

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Shares of Common Stock Purchased / (Sold)	Date of Purchase / Sale
IRS PARTNERS NO. 19, L.P.

17,000	11/03/2011
2,000	11/03/2011
2,000	11/03/2011
1,000	11/03/2011
210	11/03/2011
5,000	11/04/2011
5,000	11/04/2011
5,000	11/04/2011
1,900	11/04/2011
10,000	11/07/2011
10,000	11/07/2011
5,000	11/07/2011
5,000	11/07/2011
5,000	11/07/2011
1,000	11/07/2011
1,000	11/07/2011
900	11/07/2011
600	11/07/2011
500	11/07/2011
500	11/07/2011
500	11/07/2011
10,000	11/08/2011
10,000	11/08/2011
10,000	11/08/2011
10,000	11/08/2011
10,000	11/08/2011
10,000	11/08/2011
5,000	11/08/2011
4,125	11/08/2011
3,400	11/08/2011
1,845	11/08/2011
1,000	11/08/2011
1,000	11/08/2011
1,000	11/08/2011
800	11/08/2011

406	11/08/2011
400	11/08/2011
211	11/08/2011
2,400	11/09/2011
658	11/09/2011
600	11/09/2011
100	11/09/2011
2,000	11/21/2011
1,000	11/21/2011
1,000	11/21/2011
682	11/21/2011
500	11/21/2011
500	11/21/2011
500	11/21/2011
500	11/21/2011
400	11/21/2011
400	11/21/2011
200	11/21/2011
100	11/21/2011
(2,000)	11/21/2011
(300)	11/21/2011
7,862	11/22/2011
5,000	11/22/2011
5,000	11/22/2011
5,000	11/22/2011
5,000	11/22/2011
2,500	11/22/2011
2,400	11/22/2011
2,200	11/22/2011
2,000	11/22/2011
2,000	11/22/2011
1,500	11/22/2011
1,100	11/22/2011
1,000	11/22/2011
1,000	11/22/2011
1,000	11/22/2011
500	11/22/2011
500	11/22/2011
16,000	11/23/2011
11,000	11/23/2011
10,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011

5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
5,000	11/23/2011
4,500	11/23/2011
4,000	11/23/2011
3,558	11/23/2011
3,500	11/23/2011
3,500	11/23/2011
3,000	11/23/2011
2,500	11/23/2011
2,500	11/23/2011
2,000	11/23/2011
1,600	11/23/2011
1,000	11/23/2011
1,000	11/23/2011
1,000	11/23/2011
500	11/23/2011
500	11/23/2011
500	11/23/2011
500	11/23/2011
(5,000)	11/23/2011
(700)	11/23/2011
(300)	11/23/2011
(300)	11/23/2011
500	12/19/2011
3,000	01/10/2012
2,750	01/10/2012
2,000	01/10/2012
2,000	01/10/2012
2,000	01/10/2012
1,500	01/10/2012
800	01/10/2012
2,500	01/25/2012
2,000	01/25/2012
1,900	01/25/2012
1,900	01/25/2012
1,500	01/25/2012
1,500	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012

1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
1,000	01/25/2012
649	01/25/2012
500	01/25/2012
500	01/25/2012
300	01/25/2012
300	01/25/2012
100	01/25/2012
21	01/25/2012
(500)	01/25/2012
(300)	01/25/2012
(200)	01/25/2012
(100)	01/25/2012
(300)	01/26/2012
7,000	01/27/2012
2,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
1,000	01/27/2012
700	01/27/2012
500	01/27/2012
(200)	01/27/2012
15,000	01/30/2012

1,000	01/30/2012
1,000	01/30/2012
1,000	01/30/2012
1,000	01/30/2012
1,000	01/30/2012
1,000	01/30/2012
1,000	01/30/2012
800	01/30/2012
500	01/30/2012
500	01/30/2012
300	01/30/2012
1,100	01/31/2012
2,900	01/31/2012
2,100	01/31/2012
100	01/31/2012
600	01/31/2012
400	01/31/2012
1,800	01/31/2012
600	01/31/2012
300	01/31/2012
3,400	01/31/2012
1,900	01/31/2012
200	01/31/2012
400	01/31/2012
2,400	01/31/2012
2,800	01/31/2012
500	01/31/2012
400	01/31/2012
500	01/31/2012
300	01/31/2012
4,400	01/31/2012
2,200	01/31/2012
2,900	01/31/2012
200	01/31/2012
(200)	01/31/2012
1,000	02/01/2012
1,200	02/01/2012
2,300	02/01/2012
29,690	02/02/2012
2,500	02/02/2012
10,000	02/02/2012
1,000	02/02/2012
1,000	02/02/2012
3,000	02/02/2012
2,500	02/02/2012
1,000	02/02/2012

1,000	02/02/2012
600	02/02/2012
1,500	02/02/2012
500	02/02/2012
10,000	02/02/2012
3,500	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
810	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
1,000	02/09/2012
(500)	02/10/2012
(500)	02/10/2012
(500)	02/10/2012
(500)	02/10/2012
(300)	02/14/2012
(300)	02/14/2012
(300)	02/15/2012
(300)	02/15/2012
500	02/16/2012
(300)	02/24/2012
(300)	02/24/2012
(300)	02/24/2012
(200)	02/24/2012
(300)	02/24/2012
1,000	02/27/2012
2,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012
1,000	02/27/2012

1,000	02/27/2012
1,000	02/27/2012
319	02/27/2012
(562)	02/27/2012
(300)	02/27/2012
2,000	02/28/2012
3,500	02/28/2012
1,000	02/28/2012
1,000	02/28/2012
1,000	02/28/2012
1,000	02/28/2012
1,000	02/28/2012
1,000	02/28/2012
1,000	02/28/2012
1,400	02/28/2012
1,200	02/28/2012
1,000	02/28/2012
1,000	02/28/2012
1,500	02/28/2012
1,500	02/28/2012
1,500	02/28/2012
(300)	02/28/2012
(300)	02/28/2012
2,000	02/29/2012
2,036	02/29/2012
1,000	02/29/2012
(100)	02/29/2012
2,500	03/01/2012
1,000	03/01/2012
500	03/01/2012
239	03/01/2012
1,000	03/01/2012
972	03/01/2012
(400)	03/01/2012
(1,000)	03/01/2012
300	03/02/2012
1,000	03/02/2012
11,900	03/02/2012
230	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
500	03/02/2012
1,000	03/02/2012
500	03/02/2012
500	03/02/2012
1,000	03/02/2012

900	03/02/2012
400	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
2,000	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
1,170	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
1,000	03/02/2012
3,500	03/02/2012
600	03/02/2012
(300)	03/02/2012
(100)	03/02/2012
(100)	03/02/2012
5,000	05/07/2012
5,000	05/07/2012
5,000	05/07/2012
5,000	05/07/2012
5,000	05/07/2012
(100)	05/08/2012
1,000	05/09/2012
1,000	05/09/2012
1,000	05/09/2012
1,000	05/09/2012
1,000	05/09/2012
1,000	05/09/2012
26,381	05/09/2012
187	05/11/2012
500	05/11/2012
(300)	05/11/2012
1,000	05/14/2012
1,000	05/14/2012
1,000	05/14/2012
1,000	05/14/2012
1,000	05/14/2012
1,000	05/14/2012
1,000	05/14/2012
1,000	05/14/2012

1,000	05/14/2012
1,000	05/14/2012
3,100	05/15/2012
200,000	05/15/2012
5,000	05/15/2012
5,000	05/15/2012
5,000	05/15/2012
1,000	05/15/2012
(1,000)	05/18/2012
(3,000)	05/18/2012
(1,000)	05/18/2012
600	05/31/2012
15,000	05/31/2012
5,000	05/31/2012
7,567	06/01/2012
632	06/05/2012
2,200	06/07/2012
200	06/08/2012
1,000	06/11/2012
500	06/11/2012
1,000	06/11/2012
2,000	06/11/2012
2,000	06/11/2012
2,000	06/11/2012
2,000	06/11/2012
2,000	06/11/2012
3,101	06/11/2012
5,092	06/12/2012
11,000	07/24/2012
16,989	08/03/2012
2,000	08/03/2012
500	08/03/2012
1,500	08/07/2012
1,000	08/07/2012
15,000	08/07/2012
1,900	08/07/2012
70,000	08/17/2012
5,000	08/17/2012
5,000	08/17/2012
700	08/20/2012
620	09/27/2012
4,500	09/27/2012
7,000	09/27/2012
9,100	10/01/2012
26,600	11/14/2012
3,610	11/14/2012

772	11/14/2012
4,000	11/14/2012
1,000	11/14/2012
1,000	11/16/2012
20,100	11/16/2012
4,500	01/31/2013
2,000	01/31/2013
4,000	01/31/2013
2,000	01/31/2013
50,000	01/31/2013
816	03/05/2013
2,000	03/05/2013
2,000	03/05/2013
2,000	03/05/2013
1,000	03/05/2013
5,000	03/05/2013
5,000	03/05/2013
1,000	03/06/2013
2,000	03/06/2013
300	03/06/2013
2,700	03/06/2013
420	03/07/2013
30,000	03/07/2013
4,000	03/08/2013
6,000	03/08/2013
4,000	03/08/2013
4,142	03/11/2013
8,200	03/15/2013
2,000	03/15/2013
3,000	03/15/2013
2,000	03/15/2013
2,000	03/15/2013
2,000	03/15/2013
4,500	03/19/2013
2,000	03/19/2013
2,000	03/19/2013
2,000	03/19/2013
2,000	03/19/2013
2,200	03/19/2013
2,500	03/19/2013
2,365	03/19/2013
1,800	03/19/2013

THE LEONETTI/O’CONNELL FAMILY FOUNDATION
9,000	11/01/2011
5,000	11/01/2011
4,000	11/01/2011
3,397	11/01/2011
3,000	11/01/2011
3,000	11/01/2011
2,000	11/01/2011
2,000	11/01/2011
1,000	11/01/2011
1,000	11/01/2011
700	11/01/2011
500	11/01/2011
400	11/01/2011
400	11/01/2011
3,400	11/08/2011
2,400	11/10/2011
1,800	11/10/2011
100	11/10/2011
(116)	11/14/2011
3,500	11/14/2011
1,000	11/14/2011
1,000	11/14/2011
1,000	11/14/2011
1,000	11/14/2011
900	11/14/2011
900	11/14/2011
800	11/14/2011
600	11/14/2011
400	11/14/2011
200	11/14/2011
(800)	11/17/2011
4,700	11/17/2011
2,000	11/17/2011
1,000	11/17/2011
1,000	11/17/2011
1,000	11/17/2011
1,000	11/17/2011
1,000	11/17/2011
700	11/17/2011
512	11/17/2011
500	11/17/2011
500	11/17/2011
500	11/17/2011
500	11/17/2011
400	11/17/2011

(500)	11/18/2011
2,800	11/18/2011
2,400	11/18/2011
2,000	11/18/2011
800	11/18/2011
575	11/18/2011
400	11/18/2011
100	11/18/2011
(500)	11/25/2011
(100)	11/25/2011
(100)	11/25/2011
5,000	11/25/2011
5,000	11/25/2011
3,950	11/25/2011
3,225	11/25/2011
2,000	11/25/2011
1,300	11/25/2011
1,000	11/25/2011
(400)	11/28/2011
(395)	11/28/2011
(300)	11/28/2011
(200)	11/28/2011
(100)	11/28/2011
1,100	11/28/2011
1,000	11/28/2011
(300)	11/29/2011
(200)	11/29/2011
(100)	11/29/2011
1,000	11/29/2011
1,000	11/29/2011
(100)	11/30/2011
(900)	11/30/2011
(3)	11/30/2011
(1,000)	11/30/2011
(100)	11/30/2011
(200)	11/30/2011
(300)	11/30/2011
(100)	11/30/2011
1,400	11/30/2011
295	11/30/2011
100	11/30/2011
(800)	12/01/2011
(300)	12/01/2011

400	12/01/2011
399	12/01/2011
(1,100)	12/02/2011
(500)	12/02/2011
800	12/02/2011
200	12/02/2011
67	12/02/2011
(1,000)	12/05/2011
(700)	12/05/2011
(55)	12/05/2011
2,601	12/05/2011
1,700	12/05/2011
1,500	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
1,000	12/05/2011
200	12/05/2011
100	12/05/2011
(1,000)	12/06/2011
298	12/06/2011
201	12/06/2011
100	12/06/2011
(100)	12/07/2011
2,500	12/07/2011
2,500	12/07/2011
2,000	12/07/2011
2,000	12/07/2011
1,800	12/07/2011
1,700	12/07/2011
1,600	12/07/2011
1,500	12/07/2011

1,500	12/07/2011
1,000	12/07/2011
1,000	12/07/2011
800	12/07/2011
700	12/07/2011
700	12/07/2011
600	12/07/2011
500	12/07/2011
500	12/07/2011
500	12/07/2011
500	12/07/2011
500	12/07/2011
400	12/07/2011
400	12/07/2011
200	12/07/2011
100	12/07/2011
800	12/08/2011
440	12/08/2011
400	12/08/2011
300	12/08/2011
(500)	12/09/2011
1,000	12/09/2011
1,000	12/09/2011
1,000	12/09/2011
1,000	12/09/2011
750	12/09/2011
700	12/09/2011
700	12/09/2011
500	12/09/2011
500	12/09/2011
100	12/09/2011
(82)	12/12/2011
900	12/12/2011
800	12/12/2011
500	12/12/2011
(400)	12/13/2011
(400)	12/13/2011
(400)	12/13/2011
(400)	12/13/2011
(300)	12/13/2011
(201)	12/13/2011
3,000	12/13/2011
2,500	12/13/2011

800	12/13/2011
600	12/13/2011
500	12/13/2011
500	12/13/2011
500	12/13/2011
500	12/13/2011
406	12/13/2011
300	12/13/2011
300	12/13/2011
300	12/13/2011
100	12/13/2011
100	12/13/2011
(300)	12/15/2011
(300)	12/15/2011
(300)	12/15/2011
(200)	12/15/2011
(200)	12/15/2011
(200)	12/15/2011
(200)	12/15/2011
(200)	12/15/2011
(134)	12/15/2011
(106)	12/15/2011
(100)	12/15/2011
(100)	12/15/2011
(100)	12/15/2011
(100)	12/15/2011
(100)	12/15/2011
(100)	12/15/2011
(100)	12/15/2011
1,800	12/15/2011
1,715	12/15/2011
1,600	12/15/2011
1,600	12/15/2011
500	12/15/2011
220	12/15/2011
(300)	12/16/2011
(100)	12/16/2011
(100)	12/16/2011
80	12/16/2011
(500)	12/19/2011
(400)	12/19/2011
(300)	12/19/2011
(201)	12/19/2011

(100)	12/19/2011
(100)	12/19/2011
(85)	12/19/2011
5,100	12/19/2011
5,000	12/19/2011
2,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
1,000	12/19/2011
500	12/19/2011
500	12/19/2011
500	12/19/2011
500	12/19/2011
500	12/19/2011
500	12/19/2011
500	12/19/2011
500	12/19/2011
400	12/19/2011
100	12/19/2011
100	12/19/2011
100	12/19/2011
(300)	12/20/2011
(100)	12/20/2011
1,500	12/20/2011
500	12/20/2011
500	12/20/2011
500	12/20/2011
(800)	12/21/2011

(300)	12/21/2011
(200)	12/21/2011
(100)	12/21/2011
(100)	12/21/2011
(100)	12/21/2011
(100)	12/21/2011
(100)	12/21/2011
(100)	12/21/2011
1,500	12/21/2011
500	12/21/2011
500	12/21/2011
500	12/21/2011
500	12/21/2011
400	12/21/2011
200	12/21/2011
100	12/21/2011
(200)	12/22/2011
(100)	12/22/2011
3,000	12/22/2011
2,000	12/22/2011
1,500	12/22/2011
1,500	12/22/2011
1,000	12/22/2011
1,000	12/22/2011
1,000	12/22/2011
1,000	12/22/2011
1,000	12/22/2011
1,000	12/22/2011
929	12/22/2011
500	12/22/2011
500	12/22/2011
500	12/22/2011
300	12/22/2011
(300)	12/23/2011
(100)	12/23/2011
(1,300)	12/27/2011
(400)	12/27/2011
(300)	12/27/2011
(200)	12/27/2011
(100)	12/27/2011
(100)	12/27/2011
(100)	12/27/2011
(100)	12/27/2011

(100)	12/27/2011
1,500	12/27/2011
500	12/27/2011
500	12/27/2011
200	12/27/2011
(300)	12/28/2011
(300)	12/28/2011
(100)	12/28/2011
2,000	12/28/2011
1,000	12/28/2011
500	12/28/2011
300	12/28/2011
170	12/28/2011
100	12/28/2011
(600)	12/29/2011
(100)	12/29/2011
2,600	12/29/2011
2,000	12/29/2011
1,700	12/29/2011
1,000	12/29/2011
1,000	12/29/2011
1,000	12/29/2011
(500)	12/30/2011
(400)	12/30/2011
(300)	12/30/2011
1,200	12/30/2011
1,000	12/30/2011
200	12/30/2011
(1,000)	01/03/2012
(1,000)	01/03/2012
(1,000)	01/03/2012
2,394	01/04/2012
30,100	01/05/2012
2,000	01/05/2012
1,000	01/05/2012
1,000	01/05/2012
(300)	01/06/2012
500	01/06/2012
(500)	01/09/2012
(200)	01/09/2012
2,849	01/09/2012
2,600	01/25/2012
1,000	01/25/2012

1,000	01/25/2012
700	01/25/2012
500	01/25/2012
479	01/25/2012
200	01/25/2012
(500)	01/30/2012
(500)	01/30/2012
(200)	01/30/2012
(200)	01/30/2012
(100)	01/30/2012
(100)	01/30/2012
(300)	01/30/2012
(500)	01/31/2012
(100)	02/01/2012
(400)	02/01/2012
(100)	02/01/2012
(300)	02/01/2012
(200)	02/01/2012
(500)	02/02/2012
(100)	02/02/2012
(200)	02/02/2012
(300)	02/09/2012
(5,000)	03/26/2012
ROGER H. BALLOU

5,000	01/11/2013

CHRISTOPHER S. KIPER
None

BRADLEY S. VIZI
None

Schedule II

The following tables are reprinted from the Company’s definitive proxy statement filed with the Securities and Exchange Commission on _______________, 2013.

SII-1

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give us your proxy FOR the election of our Nominees and FOR the Independent Chairman Proposal by taking three steps:

•	SIGNING the enclosed GOLD proxy card,

•	DATING the enclosed GOLD proxy card, and

•	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

If you have any questions, require assistance in voting your GOLD proxy card, or need additional copies of the Stockholder Group’s proxy materials, please contact Okapi Partners at the phone numbers or email listed below.

OKAPI PARTNERS LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
(212) 297-0720
Call Toll-Free at: (877) 566-1922
E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED OCTOBER 21, 2013

GOLD PROXY CARD

RCM TECHNOLOGIES, INC.

2013 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF LEGION PARTNERS ASSET MANAGEMENT, LLC AND IRS PARTNERS NO. 19, L.P.

THE BOARD OF DIRECTORS OF RCM TECHNOLOGIES, INC.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints Christopher S. Kiper and Bradley S. Vizi, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of RCM Technologies, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Stockholders of the Company scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 on Thursday, December 5, 2013, at 6:00 p.m., local time, including any adjournment or postponement thereof and any meeting which may be called in lieu thereof.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Legion Partners Asset Management, LLC, IRS Partners No. 19, L.P. or the other participants in this solicitation (collectively, the “Stockholder Group”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 5, “AGAINST” WITH RESPECT TO PROPOSAL 3, AND EVERY “1 YR” FOR PROPOSAL 4.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse and the completion of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting

The  Stockholder Group’s Proxy Statement and this GOLD proxy card are available at _____________________________

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

THE STOCKHOLDER GROUP RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “AGAINST” PROPOSAL 3 AND “FOR” PROPOSAL 5.  THE STOCKHOLDER GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 4.

1.	The Stockholder Group’s proposal to elect Roger H. Ballou and Bradley S. Vizi as directors of the Company:

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW

Nominees:	Roger H. Ballou	[ ]	[ ]	[ ]
Bradley S. Vizi

NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.  Your shares will be voted for the remaining nominee(s).

________________________________________________________

2.	Ratification of the Audit Committee’s selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2013:

FOR	AGAINST	ABSTAIN

[ ]	[ ]	[ ]

3.	Advisory vote to approve the compensation paid to the Company’s named executive officers:

FOR	AGAINST	ABSTAIN

[ ]	[ ]	[ ]

4.	Advisory vote on the frequency of future advisory votes on the compensation paid to the Company’s named executive officers:

1 YR	2YR	3YR	ABSTAIN

[ ]	[ ]	[ ]	[ ]

5.	The Stockholder Group’s proposal to request that the Board adopt a policy that the Board’s Chairman be an independent director according to the definition set forth in the NASDAQ listing standards:

FOR	AGAINST	ABSTAIN

[ ]	[ ]	[ ]

DATED:  ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.